                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            ------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)


                NEW YORK                                          13-4994650
        (State of incorporation                                (I.R.S. employer
        if not a national bank)                              identification No.)

            270 PARK AVENUE
           NEW YORK, NEW YORK                                       10017
(Address of principal executive offices)                          (Zip Code)


                               WILLIAM H. MCDAVID
                                 GENERAL COUNSEL
                                 270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                            TELEPHONE: (212) 270-2611
            (Name, address and telephone number of agent for service)


                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
               (Exact name of obligor as specified in its charter)


                 TEXAS                                           22-3865106
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                         identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


                5.70% GENERAL MORTGAGE BONDS, SERIES J2, DUE 2013
                6.95% GENERAL MORTGAGE BONDS, SERIES K2, DUE 2033
            5.60% GENERAL MORTGAGE BONDS, SERIES L2, DUE JULY 1, 2023
                5.75% GENERAL MORTGAGE BONDS, SERIES M2, DUE 2014
                         (Title of indenture securities)


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                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

         IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.


ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which exhibit is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which exhibit is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 26th day of September, 2003.


                                                     JPMORGAN CHASE BANK


                                                     By:  /s/ Carol Logan
                                                        ------------------------
                                                              Carol Logan
                                                             Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business June 30, 2003,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                   DOLLAR AMOUNTS
                                                                     in Millions
                                                                   --------------
                                     ASSETS

Cash and balances due from depository institutions:
        Noninterest-bearing balances and
        currency and coin .......................................     $ 22,657
        Interest-bearing balances ...............................       10,600
Securities:
Held to maturity securities .....................................          268
Available for sale securities ...................................       76,771
Federal funds sold and securities purchased under
        agreements to resell
        Federal funds sold in domestic offices ..................        3,844
        Securities purchased under agreements to resell .........       86,290
Loans and lease financing receivables:
        Loans and leases held for sale ..........................       31,108
        Loans and leases, net of unearned income $166,046
        Less: Allowance for loan and lease losses   3,735
        Loans and leases, net of unearned income and
        allowance ...............................................      162,311
Trading Assets ..................................................      186,546
Premises and fixed assets (including capitalized leases) ........        6,142
Other real estate owned .........................................          133
Investments in unconsolidated subsidiaries and
        associated companies ....................................          696
Customers' liability to this bank on acceptances
        outstanding .............................................          225
Intangible assets
        Goodwill ................................................        2,201
        Other Intangible assets .................................        3,058
Other assets ....................................................       68,983
TOTAL ASSETS ....................................................     $661,833
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                                  LIABILITIES
Deposits
        In domestic offices .....................................     $189,571
        Noninterest-bearing .... $ 82,747
        Interest-bearing .......  106,824
        In foreign offices, Edge and Agreement
        subsidiaries and IBF's ..................................      125,990
     Noninterest-bearing ....... $  6,025
        Interest-bearing .......  119,965

Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices .............        4,978
        Securities sold under agreements to repurchase ..........      114,181
Trading liabilities .............................................      129,299
Other borrowed money (includes mortgage indebtedness
        and obligations under capitalized leases) ...............       10,186
Bank's liability on acceptances executed and outstanding ........          225
Subordinated notes and debentures ...............................        8,202
Other liabilities ...............................................       41,452
TOTAL LIABILITIES ...............................................      624,084
Minority Interest in consolidated subsidiaries ..................          104

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ...................            0
Common stock ....................................................        1,785
Surplus  (exclude all surplus related to preferred stock) .......       16,304
Retained earnings ...............................................       18,426
Accumulated other comprehensive income ..........................        1,130
Other equity capital components .................................            0
TOTAL EQUITY CAPITAL ............................................       37,645
                                                                      --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ........     $661,833
                                                                      ========


I, Joseph L. Sclafani, E.V.P. &
Controller of the above-named bank, do
hereby declare that this Report of
Condition has been prepared in
conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                               WILLIAM B. HARRISON, JR.)
                                               HANS W. BECHERER        )
                                               FRANK A. BENNACK, JR.   )